Rule 497(e)

                        FIRST TRUST EXCHANGE-TRADED FUND

                   FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
                                  (the "Fund")

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2008

                              DATED MARCH 17, 2009


         Effective March 20, 2009, the second paragraph on page 26 of the prospectus, under the "Index Construction" subsection of the "First Trust Dow Jones Internet Index(SM) Fund" section, shall be replaced with the following:

                    The Index is weighted by market capitalization, subject to certain limitations. A stock's market value is limited to no more than 10% of the Index. A stock's market value is also limited to 10% of each of the sub-indexes, the Dow Jones Internet Commerce Index(SM) and the Dow Jones Internet Services Index(SM). Additionally, the aggregate weight of individual securities with weights of 4.5% or more is limited to 45% of the Index. These limitations are reviewed using pricing as of the Thursday prior to the second Friday of each March, June, September and December, with any changes taking effect at the close of trading on the third Friday, which means that it is possible for a stock to exceed a limitation between quarterly review cycles.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE